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                                                  EXHIBIT 99.11

                         PERFORMANCE SHARE AGREEMENT
           UNDER THE WYMAN-GORDON COMPANY LONG-TERM INCENTIVE PLAN



        WYMAN-GORDON COMPANY, a Massachusetts corporation (the "Company"), in consideration of services heretofore rendered and to be rendered during the term of this Agreement, hereby issues and transfers to David P. Gruber of 16 Carding Mill Road, Sudbury, Massachusetts (the "Grantee"), President and Chief Executive Officer of the Company, 150,000 shares (the "Shares") of the Company's common stock, par value $1.00 per share, (the "Company Common Stock") having a restricted period beginning on May 24, 1994 and ending on May 24, 1999 (the "Restricted Period") pursuant to the terms and conditions set forth in the Wyman-Gordon Company Long-Term Incentive Plan, as it may be amended from time to time in accordance with its terms (the "Plan") and this Performance Share Agreement, as it may be amended from time to time in accordance with its terms (the "Agreement"). By execution of this Agreement, the Grantee acknowledges receipt of a copy of the Plan and further agrees to be bound thereby and by the actions, pursuant to the Plan, of the Committee referred to in the Plan (the "Committee") and of the Company's Board of Directors.

        (1) The Grantee acknowledges receipt of a stock certificate registered in his name for the Shares and bearing a legend setting forth the restrictions set forth in Section (2) of this Agreement. The Grantee agrees, concurrently with the execution of this Agreement, to deposit such stock certificate with the Company together with a stock power relating thereto endorsed in blank.

        (2) The Grantee acknowledges that the Shares may not be sold, assigned, transferred, pledged or otherwise encumbered during the Restricted Period except in accordance with the terms of this Agreement. If the Grantee ceases to be employed by the Company prior to the end of the Restricted Period, his rights to the Shares shall thereupon be forfeited and revert to the Company. Notwithstanding the foregoing if the Grantee's employment is so terminated by Grantee's death or permanent disability, the Restricted Period shall be deemed to have ended on the date of Executive's death or permanent disability for the purposes of determining the number of Shares, if any, as to which restrictions would lapse in accordance with Section (3) below. The number of shares as to which restrictions shall lapse under this Section (2) in the event of such death or permanent disability shall be the number of Shares determined in accordance with the previous sentence multiplied by a fraction the numerator of which shall be the full number of months the Executive has served as Chief Executive Officer of the Company during the Restricted Period and the denominator of which shall be 60. The restrictions contained herein on the number of Shares as so determined shall be deemed lapsed and terminated and such Shares shall not be forfeited and shall vest in Grantee or Grantee's Beneficiary referred to in
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Section (15) hereof.  For example, if the price of the Shares reaches $10.00 for the period specified in clause (ii) of the first sentence of Section (3) and the Executive shall have served as Chief Executive Officer of the Company for 28 months during the Restricted Period, then the number of shares as to which restrictions shall lapse shall be 100,000 shares multiplied by 28 and divided by 60 or 46,666 2/3 shares.

        If an event of a Change of Control, as hereinafter defined, shall occur, the Committee in its sole discretion may, but need not, determine that the restrictions shall be deemed lapsed and terminated with respect to some or all of the Shares and such Shares, if any as determined by the Committee, shall not be forfeited and shall vest in the Grantee.

        (3) At the end of the Restricted Period, the Committee shall determine the average closing price of the Company Common Stock on the NASDAQ National Market System, or on any successor market or exchange in which the Company Common Stock is publicly traded, as quoted in the Wall Street Journal for each of the following periods (i) the last 30 business days of the Restricted Period and (ii) the period of 90 consecutive business days during which the Company Common Stock had the highest average closing price at any time during the Restricted Period. The higher of the prices determined pursuant to the previous sentence shall be the "Target Price." Restrictions on all or a portion of the Shares will lapse at the conclusion of the Restricted Period only if the Target Price has reached the amounts set forth below:

                                    Portion of Shares on which
   Target Price                      Restrictions will Lapse

Less than $10.00                    None

$10.00                              66 2/3%

More than $10.00 but                Pro rata portion between
 Less than $12.00                   66 2/3% and 100%

$12.00 or More                      100%

          (4) Upon the expiration or termination of the Restricted Period and the satisfaction of all other conditions contained in this Agreement, including those set forth in Section 3 above, the restrictions applicable to the Shares shall lapse and a stock certificate for the number of Shares with respect to which the restrictions have lapsed shall be delivered to the Grantee, free of all such restrictions except (i) any that may be imposed by law and (ii) the further restriction that the Grantee shall retain 33 1/3% of such Shares for as long as he continues to serve as Chief Executive Officer of the Company. Any Shares as to which the restrictions shall not have lapsed hereunder shall be transferred to the Company without any further action of the Grantee. The Company shall not be required to deliver any fractional share of Stock but will pay, in lieu thereof, the fair market value (determined as of the date the restrictions lapse) of such fractional share to the Grantee.

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          (5)   The Grantee shall have all voting and dividend
rights with respect to the Shares, provided that dividends paid in stock or other property shall be deposited with the Company together with a stock power or other appropriate instrument of transfer endorsed in blank and shall be subject to the same restrictions as the Shares.

          (6) The Shares have not been registered for resale under the Securities Act of 1933, as amended, and may be offered and sold only if registered pursuant to the provisions of that Act or if an exemption from registration is available. The Grantee hereby acknowledges that the Shares have not been so registered and agrees to offer or sell same only if they have been registered pursuant to the provisions of that Act or if an exemption from registration is available. The Grantee understands that the Company may place stop-transfer instructions with its transfer agents with respect to the Shares and may cause all certificates representing the Shares to be conspicuously legended to evidence the fact that the Shares have not been registered under the Securities Act of 1933, as amended, and may be offered or sold only if registered pursuant to the provisions of that Act or if an exemption from registration is available. The Grantee hereby represents that he accepts the Shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof and the Grantee acknowledges that he or his beneficiary may be required by the Committee to repeat this representation in writing upon the delivery of shares which are free of restrictions under this Agreement.

          (7) If Grantee properly elects, within 30 days of the date of this Agreement, to include in gross income for federal income tax purposes an amount equal to the aggregate value of the Shares subject to the Award based on the closing price of the Stock on the date of this Agreement, Grantee shall make arrangements satisfactory to the Committee to pay to the Company any federal, state or local taxes required to be withheld with respect to such Shares. If the Grantee shall fail to make such tax payments as are required, the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Grantee any federal, state or local taxes of any kind required by law to be withheld with respect to the Shares.

                If the Grantee does not make the election described above in this Section 7, Grantee shall, no later than the date as of which the restrictions referred to in Section 3 and such other restrictions as may have been imposed under this Agreement, shall lapse, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld with respect to the Shares, and the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Grantee any federal, state or local taxes of any kind required by law to be withheld with respect to the Shares. Any tax withholding may be satisfied, at the discretion of the Committee, by the Company's withholding Shares, otherwise deliverable to Grantee hereunder with a Fair Market Value (as defined in the Plan) equal to all or a portion of the amount to be withheld.

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                At the sole discretion of the Committee, the
Company may make a loan to Grantee in such amount as may be required to discharge his federal income tax liability on account of the lapsing of restrictions under Section (3) above assuming the resulting income is taxable at the maximum applicable individual federal income tax rate. Such loan shall have such maturity and other terms and conditions as the Committee shall determine in its sole discretion, and shall bear interest at the applicable federal rate under Section 1274(d) of the Internal Revenue Code or any successor provision thereto.

          (8) The issuance of the Shares to Grantee shall be subject to the condition that if at any time the Company shall determine (in accordance with the provisions of the following sentence) that it is necessary as a condition of, or in connection with, such exercise (a) to satisfy withholding tax or other withholding liabilities, (b) to effect the listing, registration, or qualification on any securities exchange or under any state or Federal law of any Shares otherwise deliverable in connection with such exercise, or (c) to obtain the consent or approval of any regulatory body, then in any such event such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its reasonable and good faith judgment. Any such determination (described in the preceding sentence) by the Company must be reasonable, must be made in good faith, and must be made without any intent to postpone or limit such exercise, grant or distribu-tion beyond the minimum extent necessary and without any intent otherwise to deny or frustrate the Grantee's rights in respect thereof. In seeking to effect or obtain any such withholding, listing, registration, qualification, consent or approval, the Company shall act with all reasonable diligence.

          (9) This Agreement is in all respects governed by the terms of the Plan. All of the terms and provisions of the Plan are hereby incorporated into this Agreement by reference and are made a part of this Agreement. Each and every provision of this Agreement shall be administered, interpreted, and construed so that this Agreement shall conform to the provisions of the Plan. Any provisions of this Agreement that cannot be so administered, interpreted, or construed shall be disregarded, and, accordingly, in the event of any conflict between this Agreement and the Plan, the latter will govern. Any capitalized terms used herein and not defined herein have the respective meanings ascribed to them in the Plan. Whenever the word "Grantee" is used herein in a context where the provision should logically be construed to apply to the Grantee's Beneficiary, the word "Grantee" shall be deemed to include such Beneficiary.

          (10) In the event that there is any change in the Company Common Stock through merger, consolidation, reorganization, recapitalization, or otherwise; or if there shall be any dividend on the Shares, payable in Shares, or an extraordinary cash dividend or other extraordinary distribution; or if there shall be a stock split, reverse stock split, combination of Shares, exercisability of stock purchase rights received under the Company's Stockholder

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Rights Plan, or other similar corporate transaction or event that affects the Shares, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the rights of the Grantee or of the potential benefits intended to be made available under this Agreement, the number and kind of Shares and the other relevant provisions of this Agreement shall be appropriately adjusted as provided in Section 13 of the Plan.

          (11) For purposes of this Agreement, a Change in Control shall be deemed to have occurred when and only when the first of the following events occurs: (a) the acquisition (including by purchase, exchange, merger or other business combination, or any combination of the foregoing) by any individuals, firms, corporations or other entities, other than a Major Stockholder on the date of this Agreement, acting in concert ("Person"), together with all Affiliates and Associates of such Person, of beneficial ownership of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding voting securities; or (b) members of the Incumbent Board cease to constitute a majority of the Board of Directors.

                Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to clause (a), above,
(i) solely because 20 percent or more of the combined voting power of the Company's outstanding securities is acquired by one or more employee benefit plans maintained by the Company, or (ii) if the Grantee is included among the individuals, firms, corporations or other entities that, acting in concert, acquire the Company's securities. For purposes of this Paragraph 11, the terms "Affiliates" and "Associates" shall have the meanings set forth in Rule 12b-2 of the General Rules and Regulations promulgated under the 1934 Act; the terms "beneficial ownership" and "beneficially owned" shall have the meaning set forth in section 13(d) of the 1934 Act, as amended, and in Rule 13d-3 promulgated thereunder; the term "Major Stockholder" shall mean all Shares beneficially owned by the Fuller Foundation, the Stoddard Charitable Trust, and descendants of Harry G. Stoddard and their spouses; and the term "Incumbent Board" shall mean (i) the members of the Board of Directors on the date hereof, to the extent that they continue to serve as members of the Board of Directors, and (ii) any individual who becomes a member of the Board of Directors after the date hereof, if his election or nomination for election as a director was approved by a vote of at least three quarters of the then Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934
Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors.

          (12) Notices hereunder shall be mailed or delivered to the Treasurer of the Company at its principal place of business at Grafton, Massachusetts, and shall be mailed or delivered to Grantee at his address set forth above or at such other address as he may subsequently furnish the Treasurer of the Company in writing.
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          (13)  The Committee may not, without the written
consent of the Grantee, cause this Agreement to be revoked, and may not without such written consent make or change any determination or change any term, condition or provision hereunder if the determination or change would reduce or adversely affect the Grantee's rights hereunder.

          (14) Notwithstanding anything herein to the contrary, on or after the occurrence of a Change in Control, as defined above, the Committee may not under any circumstances make or change any determination or change any term, condition, or provision affecting this Agreement if the determination or change would reduce or adversely affect the Grantee's rights hereunder.

          (15) The Grantee shall designate a Beneficiary in writing and in such manner as is acceptable to the Company. If the Grantee fails so to designate a Beneficiary, or if no such designated Beneficiary survives the Grantee, the Grantee's beneficiary shall be the Grantee's estate.

          (16) Nothing in this Agreement shall confer upon the Grantee the right to continue in the employment or service of the Company or affect any right that the Company may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) the Grantee at any time for any reason.

          (17) So long as this Agreement shall remain in effect, the Company shall furnish to the Grantee, as and when available, a copy of any Prospectus issued with respect to the Shares covered hereby, and also a copy of all material hereinafter distributed by the Company to its stockholders generally.

          (19) This Agreement is nontransferable by Grantee other than by will or by the laws of descent and distribution. This Agreement and the provisions thereof shall be binding upon, and inure to the benefit of, any successor or successors of the Company and the person or entity to whom his rights hereunder may have been transferred by will, the laws of descent and distribu-tion, or beneficiary designation hereunder.

          (22) This Agreement shall be governed and its provisions construed, enforced and administered in accordance with the laws of the Commonwealth of Massachusetts except to the extent that such laws may be superseded by any Federal law. It may not be modified orally.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of May 24, 1994.

                              WYMAN-GORDON COMPANY

                              By:   /s/ John M. Nelson
                                  John M. Nelson, Chairman

                                    /s/ David P. Gruber
                                        David P. Gruber
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